Exhibit 21.1

List of Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
Starwood REIT Operating Partnership, L.P.	Delaware
1025 Luxe Avenue I, L.L.C.	Delaware
1025 Luxe Avenue II, L.L.C.	Delaware
17th Street Hotel Holdings, L.L.C.	Delaware
17th Street Hotel Operations, L.L.C.	Delaware
17th Street Hotel, L.L.C.	Delaware
2330 Luxe, L.L.C.	Delaware
2350 Harper House, L.L.C.	Delaware
2390 Graham Park, L.L.C.	Delaware
2390 Harper Isabelle, L.L.C.	Delaware
250 High Street Holdings, L.L.C.	Delaware
250 High Street TRS, L.L.C.	Delaware
250 High Street, L.L.C.	Delaware
600 Goodale, L.L.C.	Delaware
5188 Baxter Park, L.L.C.	Delaware
80 on the Commons TRS, L.L.C.	Delaware
80 on the Commons, L.L.C.	Delaware
801 Polaris, LLC	Delaware
801 Polaris Holdings, L.L.C.	Delaware
Aarhus Logistik ApS	Denmark
ALMEN SPV 2021 , SL	Spain
Bahia SPE SRL	Italy
Danish Logistics Bidco APS	Denmark
DanLog Denmark ApS	Denmark
European Industrial GP Sàrl	Luxembourg
Fredericia Logistik ApS	Denmark
Glenmary Village Resident Association, Inc	Delaware
Gramercy New Albany, L.L.C.	Delaware
Giulietta SPE SRL	Italy
HEVF DIAGONAL 177 SL	Spain
Hjørring Logistik ApS	Denmark
Hogslundveien 49 AS	Norway
Horsens Logistik ApS	Denmark
Horsens Logistik Orionvej ApS	Denmark
Horsens Logistik Uraniavej ApS	Denmark
Leblon SPE SRL	Italy
MA-60 State Associates, L.L.C.	Delaware
MEDIACOMPLEX DIAGONAL 177, S.L.	Spain
Meterej ApS	Denmark
Metro Dadeland I, LLC	Delaware
MSC Alabaster, LLC	Delaware
MSC Alamo Ranch, LLC	Delaware
MSC Babcock, LLC	Delaware
MSC Bryan/College Station, LLC	Delaware
MSC Campbell Station, LLC	Delaware
MSC College Street I, LLC	Delaware
MSC Cornelius, LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization
MSC FL Mall, LLC	Delaware
MSC Flagler, LLC	Delaware
MSC Highway 78, LLC	Delaware
MSC Ladson, LLC	Delaware
MSC Lake Wylie, LLC	Delaware
MSC Mooresville, LLC	Delaware
MSC Mountain Brook, LLC	Delaware
MSC OKC Camden, LLC	Delaware
MSC OKC, LLC	Delaware
MSC Rea, LLC	Delaware
MSC South Blvd, LLC	Delaware
MSC West WT Harris, LLC	Delaware
PEREF II PV S.r.l.	Italy
PR Bella Vista Owner, LLC	Delaware
PR Centro Sunforest Owner, LLC	Delaware
PR Stonybrook Owner, LLC	Delaware
SANITETSVEIEN 1 AS	Norway
SEABASS Bidco AS	Norway
RENTUN SPV 2021, SL	Spain
Ropton SPV 2022	Spain
SCI SREIT Starlight M Campus B1	France
SCI SREIT Starlight M Campus B2	France
SR Sunbelt Homes Group 1 Equity Owner, L.L.C.	Delaware
SR Sunbelt Homes Group 1 TRS, L.L.C.	Delaware
SR Sunbelt Homes Group 1, L.L.C.	Delaware
SR Sunbelt Homes Group 2 Equity Owner, L.L.C.	Delaware
SR Sunbelt Homes Group 2 TRS, L.L.C.	Delaware
SR Sunbelt Homes Group 2, L.L.C.	Delaware
SR Sunbelt Homes Group 3 Equity Owner, L.L.C.	Delaware
SR Sunbelt Homes Group 3 TRS, L.L.C.	Delaware
SR Sunbelt Homes Group 3, L.L.C.	Delaware
SR Sunbelt Homes, L.L.C.	Delaware
SRAM Holdings I, L.L.C.	Delaware
SRAM Pack I, L.L.C.	Delaware
SRAM Pack I-A, L.L.C.	Delaware
SRAM Pack I-B, L.L.C.	Delaware
SRAM Pack I-C, L.L.C.	Delaware
SRAM Pack I-D, L.L.C.	Delaware
SRAM Partners, L.P.	Delaware
SRAM Residential, L.L.C.	Delaware
SRAM TRS I, L.L.C.	Delaware
SREIT 1000 Henrico Lane, L.L.C.	Delaware
SREIT 100-1700 Lake Front Drive, L.L.C.	Delaware
SREIT 101 Munster, L.L.C.	Delaware
SREIT 10855 Lear, L.L.C.	Delaware
SREIT 10990 Lear, L.L.C.	Delaware
SREIT 10991 Lear, L.L.C.	Delaware
SREIT 1185 South Rock, L.L.C.	Delaware
SREIT 12040 Moya, L.L.C.	Delaware
SREIT 12055 Sage Point, L.L.C.	Delaware
SREIT 12755 Moya, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT 1350 W Van Buren Street, L.L.C.	Delaware
SREIT 1400 Chestnut, L.L.C.	Delaware
SREIT 1441 South Lindsay Road, L.L.C.	Delaware
SREIT 1480 Arthur Avenue, L.L.C.	Delaware
SREIT 1550 Greg Street, L.L.C.	Delaware
SREIT 1600 Northwind, L.L.C.	Delaware
SREIT 1650 Northwind, L.L.C.	Delaware
SREIT 1700 Northwind, L.L.C.	Delaware
SREIT 1755 Purina Way, L.L.C.	Delaware
SREIT 1775 Cherry Street, L.L.C.	Delaware
SREIT 1795 Dogwood Street, L.L.C.	Delaware
SREIT 17th Street Hotel Holdings, L.L.C.	Delaware
SREIT 1800 Deming Way, L.L.C.	Delaware
SREIT 1802 Brierley Way, L.L.C	Delaware
SREIT 1851 Northwind, L.L.C.	Delaware
SREIT 1886 Prairie Way, L.L.C.	Delaware
SREIT 1900 Cherry Street, L.L.C.	Delaware
SREIT 1900 Taylor Avenue, L.L.C.	Delaware
SREIT 1901 Northwind, L.L.C.	Delaware
SREIT 195 CTC Boulevard, L.L.C.	Delaware
SREIT 1960 Cherry Street, L.L.C.	Delaware
SREIT 2000 Taylor Avenue, L.L.C.	Delaware
SREIT 201 Swift Road, L.L.C.	Delaware
SREIT 210 Lyon Drive, L.L.C.	Delaware
SREIT 2035 Taylor Avenue, L.L.C.	Delaware
SREIT 2091 Ridgeview Court, L.L.C.	Delaware
SREIT 215 Munster, L.L.C.	Delaware
SREIT 2600 Harvest Creek Place, L.L.C.	Delaware
SREIT 3004 Dorner Circle, L.L.C.	Delaware
SREIT 3201 Walnut Creek Parkway, L.L.C.	Delaware
SREIT 221 Swift Road, L.L.C.	Delaware
SREIT 222 Second Ave TRS, L.L.C.	Delaware
SREIT 222 Second Avenue, L.L.C.	Delaware
SREIT 225 Munster, L.L.C.	Delaware
SREIT 235 Munster, L.L.C.	Delaware
SREIT 321 Taylor Avenue, L.L.C.	Delaware
SREIT 333 Munster, L.L.C.	Delaware
SREIT 335 Pierce Avenue, L.L.C.	Delaware
SREIT 346 Arthur Avenue, L.L.C.	Delaware
SREIT 475 Lillard Drive, L.L.C.	Delaware
SREIT 480 Munster, L.L.C.	Delaware
SREIT 4820 Indianapolis Drive, L.L.C.	Delaware
SREIT 4910 Indianapolis Drive, L.L.C.	Delaware
SREIT 5140 Copper Ridge Drive, L.L.C.	Delaware
SREIT 5701 North Meadows Drive, L.L.C.	Delaware
SREIT 5900 North Meadows Drive, L.L.C.	Delaware
SREIT 60 State Street TRS, L.L.C.	Delaware
SREIT 60 State Street, L.L.C.	Delaware
SREIT 600 Tech Court, L.L.C.	Delaware
SREIT 6162 GP, LLC	Delaware
SREIT 6162, LP	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT 6221 Northwind, L.L.C.	Delaware
SREIT 633 CTC Boulevard, L.L.C.	Delaware
SREIT 6451 Northwind, L.L.C.	Delaware
SREIT 6995 Resource Blvd., L.L.C.	Delaware
SREIT 700 Tech Court, L.L.C.	Delaware
SREIT 700 Tech Court TRS, L.L.C.	Delawareb
SREIT 725 Tech Court, L.L.C.	Delaware
SREIT 755 Lillard Drive, L.L.C.	Delaware
SREIT 7575 Town Center, L.L.C.	Delaware
SREIT 8401 Bearing Drive, L.L.C.	Delaware
SREIT 8421 Bearing Drive, L.L.C.	Delaware
SREIT 8441 Bearing Drive, L.L.C.	Delaware
SREIT 850 Spice Islands, L.L.C.	Delaware
SREIT 855 Greg Street, L.L.C.	Delaware
SREIT Afton Ridge, LLC	Delaware
SREIT Alta Mill Apartments, L.L.C.	Delaware
SREIT Arboretum Place, L.L.C.	Delaware
SREIT Ariva, LLC	Delaware
SREIT Ariva Pond, LLC	Delaware
SREIT Arizona Holdings, L.L.C.	Delaware
SREIT Arnada Pointe, L.L.C.	Delaware
SREIT Ashmore Bridge Estates Apartments, L.L.C.	Delaware
SREIT Aster East, L.L.C.	Delaware
SREIT Aster North, L.L.C.	Delaware
SREIT Aster South, L.L.C.	Delaware
SREIT Aster West, L.L.C.	Delaware
SREIT Audubon Park Apartments, L.L.C.	Delaware
SREIT Autumn Ridge, L.L.C.	Delaware
SREIT Autumn Wind, L.L.C.	Delaware
SREIT Autumn Wood, LLC	Delaware
SREIT Avenue Murfreesboro, L.L.C.	Delaware
SREIT Avida Parking, L.L.C.	Delaware
SREIT Avida TRS, L.L.C.	Delaware
SREIT Avida, L.L.C.	Delaware
SREIT Axis West Orlando, L.L.C.	Delaware
SREIT Azalea Holdings, L.L.C.	Delaware
SREIT Azalea Multifamily Holdings, L.L.C.	Delaware
SREIT Azalea TRS, L.L.C.	Delaware
SREIT Aztec Commerceplex, L.L.C.	Delaware
SREIT Aztec Holdings, L.L.C.	Delaware
SREIT Barlow TRS, L.L.C.	Delaware
SREIT Barlow, L.L.C.	Delaware
SREIT Becknell Holdings GP, L.L.C.	Delaware
SREIT Becknell Holdings LP, L.L.C.	Delaware
SREIT-Becknell Holdings, L.P.	Delaware
SREIT Becknell TRS, L.LC.	Delaware
SREIT Bella Vista Apartments, L.L.C.	Delaware
SREIT Boston MF Holdings, L.L.C.	Delaware
SREIT Botanica Town Center, L.L.C.	Delaware
SREIT Bradford Place Apartments, L.L.C.	Delaware
SREIT Brandemere, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Brandemere SLP, L.L.C.	Delaware
SREIT Bridgeport, L.L.C.	Delaware
SREIT Broad Vista Terrace, L.L.C.	Delaware
SREIT Brook Valley Apartments, L.L.C.	Delaware
SREIT Brookmont, L.L.C.	Delaware
SREIT Brookwood Forest, L.L.C.	Delaware
SREIT Cambridge Cove, L.L.C.	Delaware
SREIT Camri Green Apartments, L.L.C.	Delaware
SREIT Capital Crest Holdings, L.L.C.	Delaware
SREIT Capital Crest, L.L.C.	Delaware
SREIT Cascades at Northlake Holdings LP, L.L.C.	Delaware
SREIT Cascades at Northlake Holdings GP, L.L.C.	Delaware
SREIT Cascades at Northlake, L.P.	Delaware
SREIT Cascade Village, L.L.C.	Delaware
SREIT Cascadia Pointe, L.L.C.	Delaware
SREIT Castle Hills, L.L.C.	Delaware
SREIT CED Holdings, L.L.C.	Delaware
SREIT Cedar Forest, L.L.C.	Delaware
SREIT Central Park Denver Holdings, L.L.C.	Delaware
SREIT Centre Court, L.L.C.	Delaware
SREIT Charleston Place, L.L.C.	Delaware
SREIT Chelsea Commons, L.L.C.	Delaware
SREIT Cherrywood Village, L.L.C.	Delaware
SREIT Chestnut Farm, L.L.C.	Delaware
SREIT Chestnut Ridge I, L.L.C.	Delaware
SREIT Chestnut Ridge II, L.L.C.	Delaware
SREIT Clearbrook, LLC	Delaware
SREIT Club at Sugar Mill, L.L.C.	Delaware
SREIT CM Fort Myers Opco, L.L.C.	Delaware
SREIT CM Fort Myers PropCo, L.L.C.	Delaware
SREIT Coachman’s Landing, L.L.C.	Delaware
SREIT-Coastal Partners III, L.P.	Delaware
SREIT-Coastal Partners II, L.P.	Delaware
SREIT-Coastal Partners, L.P.	Delaware
SREIT Cobblestone Kennesaw, L.L.C.	Delaware
SREIT Cobblestone of Kissimmee, L.L.C.	Delaware
SREIT Colony Park, L.L.C.	Delaware
SREIT Columbia Hills, L.L.C.	Delaware
SREIT Commander Place, L.L.C.	Delaware
SREIT Commerce Parkway, L.L.C.	Delaware
SREIT Concord Park, L.L.C.	Delaware
SREIT Coronado Phase I, L.L.C.	Delaware
SREIT Coronado Phase II, L.L.C.	Delaware
SREIT Coronado Phase III, L.L.C.	Delaware
SREIT Coronado Phase IV, L.L.C.	Delaware
SREIT Courtney Manor, L.L.C.	Delaware
SREIT Creekside at Bellemeade, L.P.	Delaware
SREIT Creekside at Bellemonte SLP, L.L.C.	Delaware
SREIT Creekside Boulevard, L.L.C.	Delaware
SREIT Crescent Flats, L.L.C.	Delaware
SREIT Crestview, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Crossland, L.L.C.	Delaware
SREIT Crosstown, LLC	Delaware
SREIT CTC Directors Parcel, L.L.C.	Delaware
SREIT CTC Portfolio TRS, L.L.C.	Delaware
SREIT Culpeper Commons, L.L.C.	Delaware
SREIT Cypress Pointe Apartments, L.L.C.	Delaware
SREIT Dadeland Holdings, L.L.C.	Delaware
SREIT Dadeland TRS, L.L.C.	Delaware
SREIT Darby Holly Springs, L.L.C.	Delaware
SREIT Dean Martin Drive, L.L.C.	Delaware
SREIT Decatur, L.L.C.	Delaware
SREIT Deerwood Park GP, L.L.C.	Delaware
SREIT Deerwood Park Holdings, L.P.	Delaware
SREIT Deerwood Park JTB Center, L.L.C.	Delaware
SREIT Deerwood Park LP, L.L.C.	Delaware
SREIT Deerwood Park North, L.L.C.	Delaware
SREIT Deerwood Park South, L.L.C.	Delaware
SREIT Deerwood Park TRS, L.L.C.	Delaware
SREIT Dell Road, L.L.C.	Delaware
SREIT Deming Street, L.L.C.	Delaware
SREIT Desert Eagle Estates, L.L.C.	Delaware
SREIT DM Holdings, L.L.C.	Delaware
SREIT DM Mezz Holdings, L.L.C.	Delaware
SREIT Dominion Pines, L.L.C.	Delaware
SREIT Douglas Grand, L.L.C.	Delaware
SREIT Durant at Sugarloaf Apartments, L.L.C.	Delaware
SREIT Eagle Pointe Apartments, L.L.C.	Delaware
SREIT Eastchester Ridge, L.P.	Delaware
SREIT Eastchester Ridge SLP, L.L.C.	Delaware
SREIT Emerson Pflugerville, L.L.C.	Delaware
SREIT Enclave on Woodbridge, L.L.C.	Delaware
SREIT England Run, L.L.C.	Delaware
SREIT Erwin Resi Holdings GP, L.L.C.	Delaware
SREIT Erwin Resi Holdings LP, L.L.C.	Delaware
SREIT Erwin Residential, L.P.	Delaware
SREIT Erwin Retail Holdings GP, L.L.C.	Delaware
SREIT Erwin Retail Holdings LP, L.L.C.	Delaware
SREIT Erwin Retail, L.P.	Delaware
SREIT Erwin TRS, L.L.C.	Delaware
SREIT ES Holdings, L.L.C.	Delaware
SREIT ESH Holdings, L.L.C.	Delaware
SREIT Estate at Bellwood Apartments, L.L.C.	Delaware
SREIT Estate on Quarry Lake Apartments, L.L.C.	Delaware
SREIT Ethan Pointe, L.P.	Delaware
SREIT Ethan Pointe SLP, L.L.C.	Delaware
SREIT Ethos Austin, L.L.C.	Delaware
SREIT Falcon Pointe SLP, L.L.C.	Delaware
SREIT Falcon Pointe, L.P.	Delaware
SREIT Falcon Trace, L.L.C.	Delaware
SREIT Falls at Sope Creek, L.L.C.	Delaware
SREIT Fitzroy Burleson, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Forest Glen NC LP, L.L.C.	Delaware
SREIT Forest Glen NC, L.P.	Delaware
SREIT Forest Glen SLP, L.L.C.	Delaware
SREIT Forest Ridge Apartments, L.L.C.	Delaware
SREIT Fox Chase, L.L.C.	Delaware
SREIT Fox Hollow, L.P.	Delaware
SREIT Fox Hollow SLP, L.L.C.	Delaware
SREIT Foxridge SLP, L.L.C.	Delaware
SREIT Foxridge, L.P.	Delaware
SREIT Foxwood Raleigh, L.P.	Delaware
SREIT Foxwood Raleigh SLP, L.L.C.	Delaware
SREIT Franklin Commons, L.L.C.	Delaware
SREIT Fulton’s Crossing, L.L.C.	Delaware
SREIT Galaxy Silver Spring, L.L.C.	Delaware
SREIT Galleria Park Apartments, L.L.C.	Delaware
SREIT Gardens at Rose Harbor, L.L.C.	Delaware
SREIT Gatehouse FL Holdings, L.L.C.	Delaware
SREIT Gateway Murfreesboro, L.L.C.	Delaware
SREIT Genito Glenn, L.L.C.	Delaware
SREIT Gerdt Court, L.L.C.	Delaware
SREIT Gio Apartments, L.L.C.	Delaware
SREIT Grand Dominion, L.L.C.	Delaware
SREIT Glen Creek, L.L.C.	Delaware
SREIT Glen Ellyn Road, L.L.C.	Delaware
SREIT Glen Ridge, L.L.C.	Delaware
SREIT Gleneagles, L.L.C.	Delaware
SREIT Glenmary Village, L.L.C.	Delaware
SREIT Grande Club Apartments, L.L.C.	Delaware
SREIT Grande Court, L.L.C.	Delaware
SREIT Grande Court Boggy, L.L.C.	Delaware
SREIT Grande Court Sarasota, L.L.C.	Delaware
SREIT Grande Oaks, L.L.C.	Delaware
SREIT Griffin Scottsdale, L.L.C.	Delaware
SREIT Griffin Scottsdale TRS, L.L.C.	Delaware
SREIT Grove Veridian, L.L.C.	Delaware
SREIT Gwinnett Stadium, LLC	Delaware
SREIT Hamlin Court, L.L.C.	Delaware
SREIT Hampton Ridge Jax, L.L.C.	Delaware
SREIT Harmony Holdings, L.L.C.	Delaware
SREIT Harmony Limited Partner, L.L.C.	Delaware
SREIT Harris Branch, L.P.	Texas
SREIT Harris Branch SLP, L.L.C.	Delaware
SREIT Hatteras Sound, L.L.C.	Delaware
SREIT Hatteras Sound B, L.L.C.	Delaware
SREIT Hercules Holdings, L.L.C.	Delaware
SREIT Hercules II Holdings, L.L.C.	Delaware
SREIT HI Knoxville Opco, L.L.C.	Delaware
SREIT HI Knoxville PropCo, L.L.C.	Delaware
SREIT Hickory Point Nashville, L.L.C.	Delaware
SREIT Highland Warrenton, L.L.C.	Delaware
SREIT Highlands TRS, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Holly Cove Apartments, L.L.C.	Delaware
SREIT Hotel Holdings, L.L.C.	Delaware
SREIT HP Boulder Opco, L.L.C.	Delaware
SREIT HP Boulder PropCo, L.L.C.	Delaware
SREIT Hunter’s Run, L.L.C.	Delaware
SREIT Icon on the Greenway, L.L.C.	Delaware
SREIT Industrial Holdings, L.L.C.	Delaware
SREIT Industrial L Venture GP, L.L.C.	Delaware
SREIT Industrial L Venture, L.L.C.	Delaware
SREIT International Debt Holdings, L.L.C.	Delaware
SREIT International Debt Holdings, L.P.	Delaware
SREIT International Equity Holdings, L.P.	Delaware
SREIT International Lender Australia, L.L.C.	Delaware
SREIT International Lender, L.L.C.	Delaware
SREIT International Limited Partner Holdings, L.P.	Delaware
SREIT International Property Holdings GP, L.L.C.	Delaware
SREIT International REIT Holdings, L.P.	Delaware
SREIT InTown Holdings, L.L.C.	Delaware
SREIT ITNR Holdings, L.L.C.	Delaware
SREIT ITR Holdings, L.L.C.	Delaware
SREIT Ivy Creek Buford, L.L.C.	Delaware
SREIT Ivy Louisville, L.L.C.	Delaware
SREIT Kalina Way, L.L.C.	Delaware
SREIT Kathleen Pointe, L.L.C.	Delaware
SREIT Kelso Drive TRS, L.L.C.	Delaware
SREIT Kelso Drive, L.L.C.	Delaware
SREIT Kensington Apartments, L.L.C.	Delaware
SREIT Kings Ridge, L.L.C.	Delaware
SREIT Lake Highlands GP, LLC	Delaware
SREIT Lake Highlands, LP	Delaware
SREIT Lake Pleasant Village, L.L.C.	Delaware
SREIT Lakehouse, LLC	Delaware
SREIT Lakeside Drive, L.L.C.	Delaware
SREIT Lakeside Holdings, L.L.C.	Delaware
SREIT Lakeside Marietta, L.L.C.	Delaware
SREIT Lakeside NC Holdings, L.L.C.	Delaware
SREIT Lakewood Villas ATL, L.L.C.	Delaware
SREIT Las Villas De Kino, L.L.C.	Delaware
SREIT Las Villas de Leon SLP, L.L.C.	Delaware
SREIT Las Villas de Leon, L.P.	Delaware
SREIT Lee’s Crossing, L.L.C.	Delaware
SREIT Legends Louisville, L.L.C.	Delaware
SREIT Leigh Meadows Apartments, L.L.C.	Delaware
SREIT Lexington Club, L.L.C.	Delaware
SREIT Lindsay Park Holdings, L.L.C.	Delaware
SREIT Lindsey Terrace, L.L.C.	Delaware
SREIT Links at Gleneagles, L.L.C.	Delaware
SREIT Lodge at Mallard Creek, L.L.C.	Delaware
SREIT Longwood FL Holdings, L.L.C.	Delaware
SREIT Longwood FL TRS, L.L.C.	Delaware
SREIT Loop 101 Phase I, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Loop 101 Phase II, L.L.C.	Delaware
SREIT Lovett Industrial Partners, L.P.	Delaware
SREIT Luxe GP, LLC	Delaware
SREIT Luxe, LP	Delaware
SREIT Madelyn Oaks B, L.L.C.	Delaware
SREIT Madelyn Oaks, L.L.C.	Delaware
SREIT Madison Cove, L.L.C.	Delaware
SREIT MAG Bunker Hill Owner, L.L.C.	Delaware
SREIT MAG Litchford Owner, L.P.	Delaware
SREIT MAG Litchford SLP, L.L.C.	Delaware
SREIT MAG Multifamily Venture, L.P.	Delaware
SREIT MAG Regalia Owner, L.L.C.	Delaware
SREIT MAG TRS, L.L.C.	Delaware
SREIT MAG Venture GP, L.L.C.	Delaware
SREIT MAG Venture LP, L.L.C.	Delaware
SREIT MAG Watervue Owner, L.L.C.	Delaware
SREIT MAG Whispering Creek Owner, L.L.C.	Delaware
SREIT Magnolia Creste, L.L.C.	Delaware
SREIT Magnolia Holdings, L.L.C.	Delaware
SREIT Magnolia Village SLP, L.L.C.	Delaware
SREIT Magnolia Village, L.P.	Delaware
SREIT Maple Brook, L.L.C.	Delaware
SREIT Marble Alley, L.L.C.	Delaware
SREIT Markhams Grant I, L.L.C.	Delaware
SREIT Markhams Grant II, L.L.C.	Delaware
SREIT Markhams Grant III, L.L.C.	Delaware
SREIT Massachusetts General Holdings, L.L.C.	Delaware
SREIT Massachusetts General REIT GP, L.L.C.	Delaware
SREIT Massachusetts General REIT, L.P.	Delaware
SREIT Massachusetts Holdings, L.L.C.	Delaware
SREIT Massachusetts REIT GP, L.P.	Delaware
SREIT Massachusetts REIT, L.P.	Delaware
SREIT MasterCo Sàrl	Luxembourg
SREIT Mayflower Harbor, L.L.C.	Delaware
SREIT Middlebrook, L.L.C.	Delaware
SREIT Middlebrook TRS, L.L.C.	Delaware
SREIT Millenia, LLC	Delaware
SREIT Mirabella, L.L.C.	Delaware
SREIT MS GP, L.L.C.	Delaware
SREIT MS LP, L.L.C.	Delaware
SREIT MS Partners, L.P.	Delaware
SREIT MS TRS, L.L.C.	Delaware
SREIT Multifamily Holdings, L.L.C.	Delaware
SREIT Multifamily Holdings II, L.L.C.	Delaware
SREIT Multi Securitization TRS, L.L.C.	Delaware
SREIT Multi Securitization TRS 2, L.L.C.	Delaware
SREIT Mystic Pointe II, L.L.C.	Delaware
SREIT Nantucket Bay, L.L.C.	Delaware
SREIT Nantucket Cove, L.L.C.	Delaware
SREIT Nashville Industrial Park 1, L.L.C.	Delaware
SREIT Nashville Industrial Park 2, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Nashville Industrial Park TRS, L.L.C.	Delaware
SREIT Nevada Industrial Holdings, L.L.C.	Delaware
SREIT New Forest, L.L.C.	Delaware
SREIT NF Office TRS, L.L.C.	Delaware
SREIT NF Office, L.L.C.	Delaware
SREIT NHC Holdings, L.L.C.	Delaware
SREIT NHC NC Holdings, L.L.C.	Delaware
SREIT NHC TX Holdings, L.L.C.	Delaware
SREIT Nickel Creek, L.L.C.	Delaware
SREIT Nines at Gleneagles, L.L.C.	Delaware
SREIT Noah’s Landing, L.L.C.	Delaware
SREIT North 132nd Street, L.L.C.	Delaware
SREIT North Ironwood Drive, L.L.C.	Delaware
SREIT Northtowne Village Apartments, L.L.C.	Delaware
SREIT Northwood Apartments, L.L.C.	Delaware
SREIT Oak Crest SLP, L.L.C.	Delaware
SREIT Oak Crest, L.P.	Delaware
SREIT Ocean Gate, L.L.C.	Delaware
SREIT Office Holdings, L.L.C.	Delaware
SREIT Offshore TRS, LTD	Cayman Islands
SREIT One Midtown, L.L.C.	Delaware
SREIT Orchard Hills, L.L.C.	Delaware
SREIT Overlook at Monroe, L.L.C.	Delaware
SREIT Overlook at Simms Creek SLP, L.L.C.	Delaware
SREIT Overlook at Simms Creek, L.P.	Delaware
SREIT Overlook Indy, L.L.C.	Delaware
SREIT Palm Beach Lakes Blvd., L.L.C.	Delaware
SREIT Palm Beach Lakes TRS, L.L.C.	Delaware
SREIT Palm Club, L.L.C.	Delaware
SREIT Park Place SLP, L.L.C.	Delaware
SREIT Park Place, LLC	Delaware
SREIT Park Place Loyola, L.P.	Texas
SREIT Park Ridge, L.L.C.	Delaware
SREIT Parkside at the Highlands, L.L.C.	Delaware
SREIT Parkview, L.P.	Delaware
SREIT Parkview SLP, L.L.C.	Delaware
SREIT Parkway Heights GP, L.L.C.	Delaware
SREIT Parkway Heights JV, L.P.	Delaware
SREIT Parkway Heights, L.L.C.	Delaware
SREIT Pasco Woods, L.L.C.	Delaware
SREIT Patriot Pointe, L.L.C.	Delaware
SREIT Patriots Pointe SLP, L.L.C.	Delaware
SREIT Patriots Pointe, L.P.	Delaware
SREIT Pemberly Palms, L.L.C.	Delaware
SREIT Perry Boulevard, L.L.C.	Delaware
SREIT Phoenix Pinnacle Phase I, L.L.C.	Delaware
SREIT Phoenix Pinnacle Phase II, L.L.C.	Delaware
SREIT Phoenix Pinnacle Phase III, L.L.C.	Delaware
SREIT Prinwood Place, L.L.C.	Delaware
SREIT Ponce Harbor, L.L.C.	Delaware
SREIT Preserve Conservation Parcel, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT Preserve on 51st, L.L.C.	Delaware
SREIT Preserve Walpole GP, L.L.C.	Delaware
SREIT Preserve Walpole JV, L.P.	Delaware
SREIT Preserve Walpole, L.L.C.	Delaware
SREIT Project Silver Holdings, L.L.C.	Delaware
SREIT Project Silver Lender I, L.L.C.	Delaware
SREIT Project Silver Lender II, L.L.C.	Delaware
SREIT Project Silver Lender III, L.L.C.	Delaware
SREIT Quad, L.L.C.	Delaware
SREIT Quail Run, L.L.C.	Delaware
SREIT Racquet Club, L.L.C.	Delaware
SREIT Raintree Apartments, L.L.C.	Delaware
SREIT Raleigh Holdings GP, L.L.C.	Delaware
SREIT Raleigh Holdings LP, L.L.C.	Delaware
SREIT Raleigh Partners, L.P.	Delaware
SREIT Raleigh TRS, L.L.C.	Delaware
SREIT Ranch 123 Apartments, L.L.C.	Delaware
SREIT Ranchstone, L.L.C.	Delaware
SREIT Reserve Maryville Land Parcel, L.L.C.	Delaware
SREIT Reserve Maryville, L.L.C.	Delaware
SREIT Reserve Tuscaloosa, L.L.C.	Delaware
SREIT Reserves at Arboretum, L.L.C.	Delaware
SREIT Retail Holdings, L.L.C.	Delaware
SREIT Retreat at Grande Lake, L.L.C.	Delaware
SREIT Retreat at Hidden Bay, L.L.C.	Delaware
SREIT Revival on Main, L.L.C.	Delaware
SREIT RI Cleveland Opco, L.L.C.	Delaware
SREIT RI Cleveland PropCo, L.L.C.	Delaware
SREIT RI Little Rock Opco, L.L.C.	Delaware
SREIT RI Little Rock PropCo, L.L.C.	Delaware
SREIT RI Tampa Opco, L.L.C.	Delaware
SREIT RI Tampa PropCo, L.L.C.	Delaware
SREIT River Birch SLP, L.L.C.	Delaware
SREIT River Birch, L.P.	Delaware
SREIT Riverboat Road, L.L.C.	Delaware
SREIT River Park Place, L.L.C.	Delaware
SREIT River Reach, L.L.C.	Delaware
SREIT Riverside Fredericksburg, L.L.C.	Delaware
SREIT Riverwalk, L.L.C.	Delaware
SREIT Riverwalk, L.P.	Delaware
SREIT Rocky Creek SLP, L.L.C.	Delaware
SREIT Rocky Creek, L.L.C.	Delaware
SREIT Rocky Creek, L.P.	Delaware
SREIT Rose Cover SLC, L.L.C.	Delaware
SREIT Royal Oaks Apartments, L.L.C.	Delaware
SREIT Royal Poinciana, L.L.C.	Delaware
SREIT S. Florida Holdings GP, L.L.C.	Delaware
SREIT S. Florida Holdings LP, L.L.C.	Delaware
SREIT S. Florida Partners Holdings, L.P.	Delaware
SREIT Salem Fields, L.L.C.	Delaware
SREIT San Fernando Apartments, L.L.C.	Delaware

Name of Subsidiary	Jurisdiction of Organization
SREIT San Marco Villas, L.L.C.	Delaware
SREIT Sands Clearwater, L.L.C.	Delaware
SREIT Santora Villas, L.P.	Texas
SREIT Santora Villas SLP, L.L.C.	Delaware
SREIT Saratoga, L.L.C.	Delaware
SREIT Savannah Bay, L.L.C.	Delaware
SREIT Sawyer Flats, L.L.C.	Delaware
SREIT Sawyer Flats TRS, L.L.C.	Delaware
SREIT SC Holdings GP, L.L.C.	Delaware
SREIT SC Holdings II GP, L.L.C.	Delaware
SREIT SC Holdings II LP, L.L.C.	Delaware
SREIT SC Holdings LP, L.L.C.	Delaware
SREIT SC Holdings III GP, L.L.C.	Delaware
SREIT SC Holdings III LP, L.L.C.	Delaware
SREIT Seabass Holdco Sàrl	Luxembourg
SREIT SEABASS HOLDINGS L.L.C.	Delaware
SREIT Securities Holdings, L.L.C.	Delaware
SREIT Securities Parent, L.L.C.	Delaware
SREIT Seven Springs, L.L.C.	Delaware
SREIT SFR Holdings, L.L.C.	Delaware
SREIT SFR Holdings Depositor, L.L.C.	Delaware
SREIT SFR Holdings MOA, L.L.C.	Delaware
SREIT SFR Sunbelt Holdings TRS 1 GP, L.L.C.	Delaware
SREIT SFR Sunbelt Holdings TRS 1, L.P.	Delaware
SREIT SFR Sunbelt Holdings TRS 2 GP, L.L.C.	Delaware
SREIT SFR Sunbelt Holdings TRS 2, L.P.	Delaware
SREIT SFR Sunbelt Holdings Venture, L.L.C.	Delaware
SREIT SFR Sunbelt Holdings, L.L.C.	Delaware
SREIT Sheffield Greens, L.L.C.	Delaware
SREIT Silver Hill, L.L.C.	Delaware
SREIT Sky Terrace, L.L.C.	Delaware
SREIT Smoky Crossing Apartments, L.L.C.	Delaware
SREIT Soldiers Ridge, L.L.C.	Delaware
SREIT Sonrise Villas, L.L.C.	Delaware
SREIT South Florida TRS, L.L.C.	Delaware
SREIT South Maine Commons, L.L.C.	Delaware
SREIT Southport Holdings, L.L.C.	Delaware
SREIT Southwest Industrial Holdings, L.L.C.	Delaware
SREIT Southwest Industrial Mezz Holdings, L.L.C.	Delaware
SREIT Southwest Industrial Senior Mezz Holdings, L.L.C.	Delaware
SREIT Southwest Industrial TRS, L.L.C.	Delaware
SREIT Sparks Business Center, L.L.C.	Delaware
SREIT Spinnaker Reach, L.L.C.	Delaware
SREIT SRAM GP, L.L.C.	Delaware
SREIT SRAM LP, L.L.C.	Delaware
SREIT SS Fort Myers Opco, L.L.C.	Delaware
SREIT SS Fort Myers PropCo, L.L.C.	Delaware
SREIT Starlight 1 EUR Sàrl	Luxembourg
SREIT Starlight 2 EUR Sàrl	Luxembourg
SREIT Starlight 3 EUR Sàrl	Luxembourg
SREIT Starlight 4 EUR Sàrl	Luxembourg

Name of Subsidiary	Jurisdiction of Organization
SREIT Starlight 5 EUR Sàrl	Luxembourg
SREIT Starlight 6 EUR Sàrl	Luxembourg
SREIT Starlight 9 EUR Sàrl	Luxembourg
SREIT Sterling Crest, L.L.C.	Delaware
SREIT Stonegate, L.L.C.	Delaware
SREIT Stone Creek SLP, L.L.C.	Delaware
SREIT Stone Creek, L.P.	Delaware
SREIT Stone Hill GP, LLC	Delaware
SREIT Stone Hill Two GP, LLC	Delaware
SREIT Stone Hill Two, LP	Delaware
SREIT Stone Hill, LP	Delaware
SREIT Stonebriar Frisco, L.L.C.	Delaware
SREIT Stonebrook Tyler, L.L.C.	Delaware
SREIT Storage Holdings, L.L.C.	Delaware
SREIT STR TRS, L.L.C.	Delaware
SREIT St. Luke’s, L.L.C.	Delaware
SREIT Sugar Flats SLC, L.L.C.	Delaware
SREIT Summercrest Burleson, L.L.C.	Delaware
SREIT Summerwood Indy, L.L.C.	Delaware
SREIT Summit Multifamily Holdings, L.L.C.	Delaware
SREIT Summit Mezz Holdings, L.L.C.	Delaware
SREIT Summit Multifamily TRS, L.L.C.	Delaware
SREIT SWP Owner, L.L.C.	Delaware
SREIT Tempe Southern Business Center, L.L.C.	Delaware
SREIT Tesler Road, L.L.C.	Delaware
SREIT Thomas Chase Apartments, L.L.C.	Delaware
SREIT Thornton at Alexandria, L.L.C.	Delaware
SREIT Thornton Park, LLC	Delaware
SREIT Thornton TRS, L.L.C.	Delaware
SREIT Tierra Antigua, L.L.C.	Delaware
SREIT Towne Creek, L.L.C.	Delaware
SREIT TownPark Crossing Apartments, L.L.C.	Delaware
SREIT TPS Tampa Opco, L.L.C.	Delaware
SREIT TPS Tampa PropCo, L.L.C.	Delaware
SREIT Travesia GP, LLC	Delaware
SREIT Travesia, LP	Delaware
SREIT Trifecta Holdings, L.L.C.	Delaware
SREIT Trifecta Masterco, L.L.C.	Delaware
SREIT Trifecta TRS, L.L.C.	Delaware
SREIT TRS HotelCo, L.L.C.	Delaware
SREIT TRS MasterCo, L.L.C.	Delaware
SREIT Tuscan Isle, L.L.C.	Delaware
SREIT Underwood Industrial Park, L.L.C.	Delaware
SREIT Underwood Industrial Park TRS, L.L.C.	Delaware
SREIT Unlevered Securities Holdings, L.L.C.	Delaware
SREIT U.S. Property Holdings, L.L.C.	Delaware
SREIT Vantage Ashland, L.L.C.	Delaware
SREIT Venice Cover FLL, L.L.C.	Delaware
SREIT Venue at Lockwood, L.L.C.	Delaware
SREIT Vestcor Holdings, L.L.C.	Delaware
SREIT Vesterbro Bidco Aps	Denmark

Name of Subsidiary	Jurisdiction of Organization
SREIT Vesterbro Holding Sàrl	Luxembourg
SREIT Victoria Grand, LLC	Delaware
SREIT Villa Biscayne, L.L.C.	Delaware
SREIT Village at Sun Valley, L.L.C.	Delaware
SREIT Village Lakes, L.L.C.	Delaware
SREIT Villas at Cove Crossing, L.L.C.	Delaware
SREIT Villas at Newport Landing, L.L.C.	Delaware
SREIT Villas Shaver, L.L.C.	Delaware
SREIT Vintage Amelia, L.L.C.	Delaware
SREIT Vintage Juliet, L.L.C.	Delaware
SREIT Vintage Tollgate, L.L.C.	Delaware
SREIT Vista Haven, L.L.C.	Delaware
SREIT Walden Knoxville, L.L.C.	Delaware
SREIT Walnute Bastrop, L.L.C.	Delaware
SREIT Waterford Landing Apartments, L.L.C.	Delaware
SREIT Waterstone at Murrieta Apts, L.L.C.	Delaware
SREIT Williams Landing, L.L.C.	Delaware
SREIT Williams Villas, L.L.C.	Delaware
SREIT Willow Ridge SLP, L.L.C.	Delaware
SREIT Willow Ridge, L.P.	Delaware
SREIT Wolfpack NC Holdings, L.L.C.	Delaware
SREIT Woodburn I, L.L.C.	Delaware
SREIT Woodburn II, L.L.C.	Delaware
SREIT Woodbridge, L.L.C.	Delaware
SREIT Woodland Crossing Apartments, L.L.C.	Delaware
SREIT Woodland Lakes Lansing, L.L.C.	Delaware
SREIT Woodland Park Apartments, L.L.C.	Delaware
SREIT Woodland Park SLP, L.L.C.	Delaware
SREIT Wyndchase Bellevue Apartments, L.L.C.	Delaware
SREIT Wynn Road Vegas East, L.L.C.	Delaware
SREIT Wynn Road Vegas, L.L.C.	Delaware
Starwood 1031 Cascades at Northlake Master Tenant, L.L.C.	Delaware
Starwood 1031 Exchange, L.L.C.	Delaware
Starwood 1031 Icon 9700 Master Tenant, L.L.C.	Delaware
Starwood 1031 Multifamily Portfolio I Depositor, L.L.C.	Delaware
TEMPO 1 SCSp	Luxembourg
TEMPO 2 SCSp	Luxembourg
TEMPO 3 SCSp Tinglev Logistik ApS Tranjerg Logistik ApS Valley Ridge Owner’s Association, Inc Vejen Logistik ApS	Luxembourg Denmark Denmark Delaware Denmark